UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2004

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	333-47647	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

SOUTHERN CALIFORNIA WATER COMPANY

(Exact name of registrant as specified in its charter)

California	000-01121	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release dated July 13, 2004

Item 12. Results of Operations and Financial Condition

On July 13, 2004 American States Water Company announced that the California Public Utilities Commission had rendered a decision that will result in the Company and its consolidated subsidiary, Southern California Water Company, recognizing a gain on sale of assets for the Second Quarter of 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY
Date: July 13, 2004	/s/ Floyd E. Wicks
Floyd E. Wicks
President and CEO

SOUTHERN CALIFORNIA WATER COMPANY
Date: July 13, 2004	/s/ Eva Tang
Eva Tang
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 13, 2004